UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021 (April 16, 2021)

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX 78756
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 215-2630

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2021, Carl W. Langren notified Lumos Pharma, Inc. (the "Company") that he would be retiring from his position as the Company's Chief Financial Officer effective July 4, 2021. On April 21, 2021, the board of directors appointed Lori Lawley, currently the Senior Vice President of Finance and Controller and the Company's principal accounting officer, as Chief Financial Officer and principal financial officer of the Company, effective July 4, 2021. Ms. Lawley will continue to serve as principal accounting officer of the Company. Over the next three months, the Company plans to transition the duties and responsibilities of the Chief Financial Officer to Ms. Lawley.

Ms. Lawley, 37, has served as our Senior Vice President - Finance and Controller and the principal accounting officer of the Company since March 2020. Previously, Ms. Lawley served the Company in various roles of increasing responsibilities from 2015 to 2020. Prior to joining the Company, Ms. Lawley worked at Ernst and Young LLP for over 8 years where she was a Senior Manager. Ms. Lawley is a licensed certified public accountant. Ms. Lawley received her Bachelor of Business Administration and Master’s in Professional Accounting from the University of Texas.

There are no arrangements or understandings between Ms. Lawley and any other persons pursuant to which Ms. Lawley was selected as an officer, and there is no family relationship between Ms. Lawley and any of the Company’s directors or other executive officers. There are no transactions in which Ms. Lawley has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

On April 20, 2021 the Company issued a press release announcing the resignation of Mr. Langren and the appointment of Ms. Lawley, a copy of which is attached as Exhibit 99.1 to this report and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated April 20, 2021, entitled “Lumos Pharma Announces Retirement of Carl Langren and Names Lori Lawley Chief Financial Officer in Planned Succession”

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    April 21, 2021

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer